FIRST AMENDMENT
                                     TO THE

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                    FOR OFFICERS, DIRECTORS AND EMPLOYEES OF

                       FIRST WASHINGTON REALTY TRUST, INC.
                   FIRST WASHINGTON REALTY LIMITED PARTNERSHIP

                                       AND

                        FIRST WASHINGTON MANAGEMENT, INC.

              First Washington Realty Trust, Inc., a Maryland corporation (the "Company"), First Washington Realty Limited Partnership, a Maryland limited partnership (the "Partnership"), and First Washington Management, Inc., a District of Columbia corporation ("FWM"), adopted The Amended and Restated 1994 Stock Option Plan for Officers, Directors and Employees of First Washington Realty Trust, Inc., First Washington Realty Limited Partnership and First Washington Management, Inc. (the "Plan"), effective March 13, 1998 and approved by the stockholders of the Company on May 8, 1998, for the benefit of their eligible employees, consultants and directors and those of their subsidiaries. The Plan consists of two plans, one for the benefit of the employees and directors of the Company and Company Subsidiaries (as defined therein) and one for the employees and consultants of the Partnership, Partnership Subsidiaries (as defined therein), FWM and FWM Subsidiaries (as defined therein).

               In order to amend the Plan to increase by 500,000 the number of shares available for issuance, and to provide greater flexibility to the Board with respect to grants of Options to Independent Directors, this First Amendment to the Plan was adopted effective as set forth herein. This First Amendment, together with the Plan, constitutes the entire Plan as amended to date.

              1. Section 2.1(a) of the Plan is hereby amended in its entirety and the following is inserted in lieu thereof:

                      "Section 2.1 - Shares Subject to Plan

                      (a) The shares of stock  subject to Option shall be Common
              Stock, initially shares of the Company's common Stock, par value $0.01 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such Options shall not exceed. 1,292,481; provided, however, that effective as of the date of the next succeeding annual meeting of stockholders at which the stockholders of the Company approve the increase to 1,792,481 of the number of shares available for issuance hereunder, the aggregate number of shares of Common Stock which may be issued upon exercise or grant of an Option shall be 1,792,481. The shares of Common Stock issuable upon exercise or grant of an Option may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company."

             2. Section 3.3(d)(i) of the Plan is hereby amended to add the following as the last sentence thereof:



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                      "In addition,  subject to stockholder approval as provided in Section 7.5, effective as of June 1, 1999, each Independent Director who was then serving as such was granted on such date an Option to purchase 8,000 shares of Common Stock at an exercise price equal to $21.75 per share."

              3. Section 3.3 (d) (ii) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

              "(ii) Subject to stockholder approval within twelve months of June 1, 1999 and effective as of the date of such approval, the Board, in its sole discretion, and consistent with the terms of the Plan, may from time to time grant an Option to an Independent Director for the number of shares specified by the Board, at an exercise price per share equal to Fair Market Value on the date of grant; provided, however, that except as provided in Section 3.3 (d) (i) above, no Independent Director may be granted more than one Option during each calendar year."

              4. Section 7.5 (b) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

              "(b) The Plan as amended and restated herein shall be effective as of March 13, 1998; provided, however, that (i) grants of Options to Independent Directors pursuant to the penultimate sentence of
              Section 3.3 (d) (i) and the increase to 1,296,691 of the aggregate number of shares that may be issued hereunder shall be effective as of May 8, 1998; (ii) grants of Options to Independent Directors pursuant to the last sentence of Section 3.3(d)(i) and the increase to 1,792,481 of the aggregate number of shares that may be issued hereunder shall not be effective unless and until the stockholders of the Company shall have approved such amendment; and (iii) no grant of Options to Independent Directors pursuant to
              Section 3.3 (d)(ii) shall be effective unless and until the stockholders of the Company shall have approved such amendment to the Plan."

I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of First Washington Realty Trust, Inc. on March 10, 2000.

            Executed on this 1st day of May, 2000.



                                                /s/
                                              ----------------------------------
                                              Secretary

           ********

           I hereby certify that the foregoing First Amendment to the Plan was duly adopted by First Washington Realty Limited Partnership on March 10, 2000.

            Executed on this 1st day of May, 2000.

           By its sole General Partner First Washington Realty Trust, Inc.


                                                /s/
                                              ----------------------------------
                                              Secretary

         *****

         I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of First Washington Management, Inc. on March 10, 2000.

         Executed on this 1st day of May, 2000.


                                                /s/
                                              ----------------------------------
                                              Secretary

         *****

         I hereby certify that the foregoing First Amendment to the Plan was duly approved by the stockholders of First Washington Realty Trust, Inc. on May ____, 2000.

         Executed on this ____ day May, 2000.


                                                /s/
                                               ---------------------------------
                                               Secretary


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